EXHIBIT 10.2

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (“AGREEMENT”) is made to be effective as of September 30, 2005, by and between MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (“ADMINISTRATIVE AGENT”); MANUFACTURERS AND TRADERS TRUST COMPANY (“M&T”), BANK OF AMERICA, N.A. (“BANK OF AMERICA”), SUNTRUST BANK (“SUNTRUST”), COMERICA BANK (“COMERICA”), FIFTH THIRD BANK (“FIFTH THIRD”), and CHEVY CHASE BANK (“CHEVY CHASE”); MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”); MARTEK BIOSCIENCES BOULDER CORPORATION (“MARTEK BOULDER”), a Delaware corporation; and MARTEK BIOSCIENCES KINGSTREE CORPORATION (“MARTEK KINGSTREE”), a Delaware corporation. Hereafter, M&T, BANK OF AMERICA, SUNTRUST, COMERICA, FIFTH THIRD, and CHEVY CHASE are collectively referred to as the “LENDERS”; MARTEK BOULDER and MARTEK KINGSTREE are collectively referred to as the “GUARANTORS”; the BORROWER and the GUARANTORS are collectively referred to as the “OBLIGORS”; and the ADMINISTRATIVE AGENT, the LENDERS, and the OBLIGORS are collectively referred to as the “PARTIES.”

RECITALS

The BORROWER is party to a Loan And Security Agreement dated January 26, 2004, as amended and modified by a First Modification Agreement dated April 30, 2004 (“LOAN AGREEMENT”) with the ADMINISTRATIVE AGENT and the LENDERS. Hereafter, all defined terms in the LOAN AGREEMENT shall have the same definitions and meanings in this AGREEMENT. All defined terms used in this AGREEMENT shall be set forth in all capital letters.

The BORROWER has requested that the LENDERS agree to certain modifications to the terms of the LOANS and of the CREDIT DOCUMENTS. All of the PARTIES have consented to the requested modifications and have entered into this AGREEMENT to accomplish the required modifications. It is anticipated that additional financial institutions will join into the amended AGREEMENT as additional LENDERS.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

Section 1. Acknowledgment Of Obligations. The OBLIGORS acknowledge that: (a) each of the CREDIT DOCUMENTS is the valid and binding obligation of each of the OBLIGORS that is a signatory thereto; (b) the CREDIT DOCUMENTS are enforceable in accordance with all stated terms; and (c) the OBLIGORS have no defenses, claims of offset, or counterclaims against the enforcement of the CREDIT DOCUMENTS in accordance with all stated terms.

Section 2. Amendment and Modification of Loan Agreement. The LOAN AGREEMENT is hereby amended, modified, and restated in its entirety as the Amended And Restated Loan And Security Agreement intended to be of even date herewith, an unexecuted copy of which is attached hereto as Exhibit A.

Section 3. Amendment And Modification Of Notes. Each of the NOTES shall be amended and restated in its entirety, as reflected in Exhibits 3-1 through 3-6 attached hereto.

Section 4. Obligors’ Representations And Warranties. As an inducement to the SECURED PARTIES to enter into this AGREEMENT, each of the OBLIGORS makes the following representations and warranties to the SECURED PARTIES and acknowledges the justifiable reliance of the SECURED PARTIES thereon:

A. Authority And Good Standing. The BORROWER: (a) has the power to enter into this AGREEMENT and any related documents and to perform all of its obligations hereunder and thereunder; (b) has duly authorized the entry into and performance of this AGREEMENT and all related documents; and (c) is in good standing in the state of its organization and is qualified to do business and is in good standing in all other states in which the BORROWER transacts business and in which the failure to qualify could reasonably be expected to be or result in a MATERIAL ADVERSE EVENT.

B. Violations. The execution, delivery, and performance of this AGREEMENT by the BORROWER will not immediately, or with the passage of time, the giving of notice, or both: (a) violate any LAWS or result in a default under any contract, agreement, or instrument to which the BORROWER is a party or by which the BORROWER or any properties of the BORROWER are bound; or (b) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the BORROWER, except in favor of the SECURED PARTIES.

C. Liens. The SECURED PARTIES hold first lien priority perfected liens and security interests in and to the assets of the BORROWER as required by the terms and conditions of the CREDIT DOCUMENTS, which liens shall survive intact the transactions contemplated by this AGREEMENT in the same lien priority existing prior to this AGREEMENT.

D. Enforceability. This AGREEMENT and all of the CREDIT DOCUMENTS, as modified and amended in accordance herewith, are the valid and binding obligations of the OBLIGORS, as indicated, and are fully enforceable in accordance with all stated terms.

Section 5. Guaranty Agreements And Security Agreements. The GUARANTORS: (a) agree that the GUARANTY AGREEMENTS are hereby amended and modified such that each reference to the “LOANS” and the “CREDIT DOCUMENTS” in the GUARANTY AGREEMENTS shall hereafter refer to the LOANS and the CREDIT DOCUMENTS as the stated terms thereof are modified in accordance with this AGREEMENT, including without limitation the contemplated increases in the “MAXIMUM AGGREGATE LOAN AMOUNT,” as such term is defined in the LOAN AGREEMENT, and (ii) each reference to the “LOAN AGREEMENT” in the GUARANTY AGREEMENTS shall hereafter refer to the Amended And Restated Loan Agreement intended to be of even date herewith (as it may be modified from time to time); (b) ratify and reaffirm the terms and conditions of the GUARANTY AGREEMENTS as herein amended and modified; (c) acknowledge that the GUARANTY AGREEMENTS as herein amended and modified will continue to be fully enforceable against the GUARANTORS after the execution and delivery of this AGREEMENT and the consummation of the transactions contemplated herein; (d) ratify and reaffirm the Security Agreements (“SECURITY AGREEMENTS”) dated January 26, 2004; and (e) acknowledge that the SECURITY AGREEMENTS shall continue to secure the GUARANTY AGREEMENTS as herein amended.

Section 6. No Other Modifications Of Credit Documents. The PARTIES acknowledge that except as specifically stated in this AGREEMENT, the CREDIT DOCUMENTS shall not be deemed to have been amended, modified or changed in any respect, and shall continue to be enforceable against the parties thereto in accordance with all stated terms. Nothing contained herein is intended to limit, vary, or terminate any liens, pledges, or security interests presently existing for the benefit of the SECURED PARTIES or to alter the lien priority thereof. Each OBLIGOR reaffirms and ratifies all of such liens, pledges, security interests or mortgage liens previously granted for the benefit of the SECURED PARTIES.

Section 7. Further Assurances. The OBLIGORS each agree to execute and deliver to the ADMINISTRATIVE AGENT such other and further documents as may, from time to time, be reasonably requested by the ADMINISTRATIVE AGENT in order to execute or enforce the terms and conditions of this AGREEMENT or any of the CREDIT DOCUMENTS.

Section 8. No Novation; No Refinance. It is the intent of each of the PARTIES that nothing contained in this AGREEMENT shall be deemed to effect or accomplish or otherwise constitute a novation of any of the obligations owed by any of the OBLIGORS to the LENDERS or to be a refinance of any of the LOANS. Nothing contained herein shall be deemed to extinguish, terminate or impair any of the duties or obligations owed by the OBLIGORS to the LENDERS with respect to any of the LOANS, the CREDIT DOCUMENTS or the GUARANTY AGREEMENTS.

Section 9. Enforceability. This AGREEMENT shall inure to the benefit of and be enforceable against each of the PARTIES and their respective successors and assigns.

Section 10. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This AGREEMENT shall be construed, performed and enforced and its validity and enforceability determined in accordance with the LAWS of the State of Maryland (excluding, however, conflict of laws principles). Each of the PARTIES consents to the jurisdiction of the courts of the State of Maryland and the jurisdiction of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. Each of the PARTIES waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or inconvenience of forum.

Section 11. Expenses. The BORROWER agrees to reimburse the ADMINISTRATIVE AGENT upon demand for the costs and expenses incurred by the ADMINISTRATIVE AGENT in connection with the preparation of this AGREEMENT, including reasonable attorneys’ fees.

Section 12. Counterparts And Delivery. This AGREEMENT may be executed and delivered in counterparts, and shall be fully enforceable against each signatory, even if all designated signatories do not actually execute this AGREEMENT. This AGREEMENT, and the signatures to this AGREEMENT, may be delivered via facsimile.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT with the specific intention of creating a document under seal to be effective as of the date first above written.

WITNESS/ATTEST:	BORROWER:

`	MARTEK BIOSCIENCES CORPORATION, A Delaware Corporation

	By:	(SEAL)

Peter L. Buzy, Chief Financial Officer

GUARANTORS:

MARTEK BIOSCIENCES BOULDER CORPORATION

By:		(SEAL)

Peter L. Buzy, Chief Financial Officer and Treasurer

MARTEK BIOSCIENCES KINGSTREE CORPORATION

By:		(SEAL)

Peter L. Buzy, Chief Financial Officer and Treasurer

[Signatures Continued On The Following Page]

Signature Page to Second Modification Agreement – Continued:

WITNESS/ATTEST:	AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY,

AS ADMINISTRATIVE AGENT

	By:		(SEAL)

Name:

Title:

LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:		(SEAL)

Name:
Title:

[Signatures Continued On The Following Page]

Signature Page to Second Modification Agreement – Continued:

LENDERS:

WITNESS/ATTEST:	BANK OF AMERICA, N.A.

	By:		(SEAL)

Name:

Title:

[Signatures Continued On The Following Page]

Signature Page to Second Modification Agreement – Continued:

LENDERS:

WITNESS/ATTEST:	SUNTRUST BANK

	By:		(SEAL)

Name:

Title:

[Signatures Continued On The Following Page]

Signature Page to Second Modification Agreement – Continued:

LENDERS:

WITNESS/ATTEST:	COMERICA BANK

	By:		(SEAL)

Name:

Title:

[Signatures Continued On The Following Page]

Signature Page to Second Modification Agreement – Continued:

LENDERS:

WITNESS/ATTEST:	FIFTH THIRD BANK

	By:		(SEAL)

Name:

Title:

[Signatures Continued On The Following Page]

Signature Page to Second Modification Agreement – Continued:

LENDERS:

WITNESS/ATTEST:	CHEVY CHASE BANK

	By:		(SEAL)

Name:

Title: